UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  September 17, 2003


                              ATC HEALTHCARE, INC.
                              -------------------
             (Exact name of registrant as specified in its charter)



     Delaware                       0-11380               11-2650500
     --------                       -------                ----------
  (State or other                 (Commission           (I.R.S. Employer
  jurisdiction of                 File Number)          Identification No.)
  incorporation)



                               1983 Marcus Avenue
                          Lake Success, New York 11042
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (516) 750-1600

Item 4.  Changes in Registrant's Certifying Accountant.
         ---------------------------------------------

          (a)     Previous independent accountants


(i) On September 17, 2003, ATC Healthcare, Inc. (the "Company") dismissed PricewaterhouseCoopers LLP as its independent accountants. The Company's Audit Committee participated in and approved the decision to change independent accountants.

(ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) In connection with its audits for the two most recent fiscal years and through September 17, 2003, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

(iv) During the two most recent fiscal years and through September 17, 2003, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

(v) The Company has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated September 22, 2003, is filed as Exhibit 16 to this Form 8-K.

         (b)      New independent accountants

(i) The Company engaged Goldstein Golub and Kessler LLP as its new independent accountants as of September 17, 2003. During the two most recent fiscal years and through September 17, 2003, the Company has not consulted with Goldstein Golub and Kessler LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Goldstein Golub and Kessler LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c) Exhibits.

                    16     Letter dated September 22, 2003 from
                           PricewaterhouseCoopers LLP to the Securities and Exchange Commission pursuant to Item 304(a)(3) of Regulation S-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ATC HEALTHCARE, INC.


                                          By: /s/ David Savitsky
                                              ------------------
                                              David Savitsky
                                              Chief Executive Officer
Date:        September  22, 2003

September 22, 2003


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements made by ATC Healthcare, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated September 17, 2003. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,



PricewaterhouseCoopers LLP